Exhibit 28(h)(i)(B)

AMENDED AND RESTATED EXHIBIT A

THIS AMENDED AND RESTATED EXHIBIT A, dated as of March 21, 2013, is Exhibit A to that certain Transfer Agency Services Agreement dated as of July 19, 2007, between BNY Mellon Investment Servicing (US) Inc. and FundVantage Trust.

FUNDS — Classes

Cutwater Municipal Bond Inflation Protection Fund — Institutional Class

Cutwater Municipal Bond Inflation Protection Fund — Class R

Cutwater High Yield Fund - Institutional Class

Cutwater High Yield Fund — Class R

                Cutwater Multi-Sector Inflation Protection Fund — Institutional Class

Cutwater Multi-Sector Inflation Protection Fund — Class R

Cutwater Investment Grade Bond Fund — Institutional Class

Cutwater Investment Grade Bond Fund — Class R

Lateef Fund — Class A

Lateef Fund — Class I

Lateef Fund — Class C

WHV International Equity Fund — Class A

WHV International Equity Fund — Class I

Pemberwick Fund

Private Capital Management Value Fund — Class A

Private Capital Management Value Fund — Class C

Private Capital Management Value Fund — Class I

Private Capital Management Value Fund — Class R

Estabrook Value Fund — Class A

Estabrook Value Fund — Class C

Estabrook Value Fund — Class I

Estabrook Value Fund — Class R

Estabrook Investment Grade Fixed Income Fund — Class A

Estabrook Investment Grade Fixed Income Fund — Class C

Estabrook Investment Grade Fixed Income Fund — Class I

Estabrook Investment Grade Fixed Income Fund — Class R

Pacific Capital Tax-Free Securities Fund — Class Y

Pacific Capital Tax-Free Short Intermediate Securities Fund — Class Y

DuPont Capital Emerging Markets Fund - Class A

DuPont Capital Emerging Markets Fund — Class C

DuPont Capital Emerging Markets Fund — Class D

DuPont Capital Emerging Markets Fund — Class I

Polen Growth Fund — Retail Class

Polen Growth Fund — Institutional Class

Boston Advisors Broad Allocation Strategy Fund — Institutional Class

Boston Advisors Broad Allocation Strategy Fund — Class A

Compak Dynamic Asset Allocation Fund — Class A

Compak Dynamic Asset Allocation Fund — Class C

Compak Dynamic Asset Allocation Fund — Class D

Compak Dynamic Asset Allocation Fund — Class I

Formula Investing U.S. Value 1000 Fund — Class A

Formula Investing U.S. Value 1000 Fund — Class I

Formula Investing U.S. Value Select Fund — Class A

Formula Investing U.S. Value Select Fund — Class I

Formula Investing International Value 400 Fund — Class A

Formula Investing International Value 400 Fund — Class I

Formula Investing International Value Select Fund — Class A

Formula Investing International Value Select Fund — Class I

WHV Emerging Markets Equity Fund — Class A

WHV Emerging Markets Equity Fund — Class I

Timberline Small Cap Growth Fund — Class A

(formerly, TW Small Cap Growth Fund — Class A)

Timberline Small Cap Growth Fund — Advisor Class

(formerly, TW Small Cap Growth Fund — Advisor Class)

Timberline Small Cap Growth Fund — Institutional Class

(formerly, TW Small Cap Growth Fund — Institutional Class)

EIC Value Fund — Class A

EIC Value Fund — Class C

EIC Value Fund — Retail Class

EIC Value Fund — Institutional Class

DuPont Capital Emerging Markets Debt Fund — Class A

DuPont Capital Emerging Markets Debt Fund — Class C

DuPont Capital Emerging Markets Debt Fund — Class D

DuPont Capital Emerging Markets Debt Fund — Class I

Heitman REIT Fund — Class A

Heitman REIT Fund — Class Z

Heitman REIT Fund — Institutional Class

Origin International Equity Fund — Class I shares

Gotham Absolute Return Fund — Institutional Class

Gotham Enhanced Return Fund

IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Exhibit A to be executed by their officers designated below effective as of the date and year first above written.

BNY MELLON INVESTMENT SERVICING (US) INC.

		By:	/s/Dorothy R. McKeown
		Name:	Dorothy R. McKeown
		Title:	Managing Director
		Dated:	5/31/13

FUNDVANTAGE TRUST

By:	/s/Joel Weiss
Name:	Joel Weiss
Title:	President
Date:	5/29/2013